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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 16, 2001




                          FLEET HOME EQUITY LOAN, LLC
                          ---------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     333-53662                04-3544150
----------------------------         -------------         -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



     100 Federal Street
     Boston, Massachusetts                                 02110
     ---------------------                               ----------
     (Address of Principal                               (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (617) 434-2200

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Item 5.  Other Events.
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Filing of Certain Materials
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     Fleet Home Equity Loan, LLC (the "Company") proposes to offer Fleet Home
Equity Loan Asset-Backed Notes, Series 2001-1 (the "Notes"). In connection therewith, Lehman Brothers Inc., Credit Suisse First Boston Corporation, Fleet Securities, Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (together, the "Underwriters") have prepared certain materials ("Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(h) of Regulation S-T, the Company is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  Filed in accordance with Rule 311(h) of Regulation S-T on Form SE dated May 16, 2001.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FLEET HOME EQUITY LOAN, LLC



                               By: /s/ Jeffrey Lipson
                                   --------------------------
                                   Name:  Jeffrey Lipson
                                   Title: Vice President

Dated:  May 16, 2000


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Exhibit Index
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Exhibit                                                               Page
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99.1      Computational Materials

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                                 Exhibit 99.1
                            Computational Materials

     In accordance with Rule 311(h) of Regulation S-T, the Computational Materials are being filed on paper on Form SE dated May 16, 2001.